Exhibit 99.2

Doral Financial Corporation

Q4 2012 Investor Presentation

March 14, 2013

doral

This presentation may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). These include comments with respect to our objectives and strategies, and the results of our operations and our business. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” We intend these forward-looking statements to be covered by the safe harbor provisions of the PSLRA.

Forward-looking statements provide our expectations or predictions of future conditions, events or results. They are, by their nature, subject to risks and uncertainties. They are not guarantees of future performance, and actual results may differ materially. By their nature, these forward-looking statements involve numerous assumptions and uncertainties, both general and specific, including those discussed in Doral Financial Corporation’s 2012 Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. Risk factors and uncertainties that could cause the Company’s actual results to differ materially from those described in forward-looking statements can be found in the Company’s 2012 Annual Report on Form 10-K, which is available in the Company’s website at www.doralfinancial.com, as they may be updated from time to time in the Company’s periodic and other reports filed with the Securities and Exchange Commission.

The statements in this presentation speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made, other than as required by law, including requirements of applicable securities laws.

•	Higher credit costs and provisions overshadowed revenue gains in the year.

• Net Income	$(3.3)mm
• Pre-Tax, Pre-Provision Income	$11.3mm
• Provisions	$176.1mm
• Net Interest Margin	295 bps
• Book Value per Share	$3.76
• Tier-1 Leverage Ratio	9.39%

•	Doral Financial Corporate generated $165MM of benefits from taxes in 2012

•	$114MM from creation of a tax receivable in Q1 ($225MM increase in Tier-1 Capital)

•	$51MM from reversal of valuation allowance against Deferred Tax Assets in Q4

•	Doral added $176MM to provisions to address asset quality in 2012

•	Revalued over $927MM of assets resulting in charge-offs of $112MM

•	Increased coverage ratio to over 3% of mortgages and modified coverage ratio to over 40% of NPLs

More information related to coverage ratio and modified coverage ratio can be found on page 5 of this presentation

•	Tax benefit of $50MM generated $28MM of Net Income for Q4

Pro forma Income ($MM)[1]	4Q ‘12

Net Interest Income	$56.8

Non Interest Income	29.7

Non-Credit, Non Interest Expense	77.3

Pre-Tax, Pre-Credit Income	9.2

Credit Expenses	31.1

Non-Interest Expense	9.8
Provision	21.3

Pre-Tax Income	$(21.9)

Tax Expense (Benefit)	(50.2)

Reported Net Income	$28.3

[1]	Non-GAAP presentation of financial results. GAAP financial results in page 11 of this presentation.
•	$50.2MM Tax Benefit recorded in Q4

•	Reversal of DTA valuation allowance realized at the holding company (DFC) and associated with various corporate restructuring activities completed in Q4.

•	Net Revenue grew by $10.2MM over Q3 driven by higher non-interest income and increased yield from asset substitution and lower deposit costs.

•	Grew Net Interest Margin to 2.97%

•	$3MM increase in Insurance income due to year-end profit share payments.

•	Income on mortgage and mortgage servicing grew over $3MM on higher mortgage production.

•	Higher non-interest expense associated with credit and compliance costs.

•	$21.3MM of credit provision primarily tied to valuation changes due to receipt of new appraisals:

Credit Provision	($ MM)
Valuation	$16.9
Delinquency	3.4
Production	1.0

Total	$21.3

•	Valuation driven provision increased coverage and modified coverage ratios

Credit Provision Distribution by Portfolio	($ MM)
Portfolio	New Volume	Valuation	Delinquency		Total
Residential Mortgage	—	$11.8	—	[1]	$11.8
Consumer	—	—	0.2		0.2
PR Commercial	—	5.1	3.2		8.3
US	$1.0	—	—		1.0

Total	$1.0	$16.9	$3.4		$21.3

1	Net of special TDR delinquency provision set in Q3

Coverage and Modified Coverage Ratios:
$ MM	Loan Balance [1]	Coverage Ratio [2,3]	NPL [2]	Modified Coverage Ratio [2,4]
Residential Mortgage	$3,561	3.0%	$433	41.8%
Consumer	25	11.1%	—	465.6%
CRE	1,156	2.0%	190	35.7%
C&I	1,563	0.6%	6	297.4%
C&L	308	2.2%	114	45.6%

Total	$6,613	2.2%	$743	43.4%

1	Includes Loans Held for Sale
2	Excludes Loans Held for Sale & FHA / VA Loans
3	Coverage Ratio: Reserves / Loan Receivable Balance
4	Modified Coverage Ratio : (Reserves + Partial Charge-offs) / (NPLs + Partial Charge-offs)

Company Overview

•	Capital Ratios continue to exceed required levels:

•	Tier-1 Leverage Ratio: 9.39%

•	Total Risk-Based Capital Ratio: 13.19%

•	New Book Value of $3.76 per share

•	A valuation allowance against Doral’s remaining deferred tax asset represents an additional $2.22 per share ($284.6MM)

•	Doral operates two segments:

1.	Doral: Growing, Profitable Mortgage & Commercial bank

•	PR Growth: $2.9B Mortgage & Retail Bank

•	US: $2.2B Commercial & Retail Bank

2.	Doral Recovery: $1.6B Special Servicing portfolio

•	$0.7B PR Residential Mortgage TDRs

•	$0.8B PR Commercial Loans

•	$0.1B PR OREO assets (Residential & Commercial)

Loan Portfolio Composition ($6.6B)

Loan Portfolio	$ MM
Loan Category	PR	US	Recovery	Total
Residential	$2,850	$12	$699	$3,561
CRE	—	631	525	1,156
C&I	15	1,421	127	1,563
Construction & Land	—	161	147	308
Consumer / Other	25	—	—	25

Total	$2,890	$2,225	$1,498	$6,613

•	Two Operating Segments: High Margin Bank & Special Servicing Recovery

1.	A $7.1B Mortgage, Commercial and Retail Bank

•	Puerto Rico Mortgage & Retail Banking

•	$2.9B Residential Mortgage Portfolio

•	#2 Mortgage Originator in Puerto Rico

•	A $11.4B Mortgage Servicer

•	26 Branch retail bank with $1.5B of deposits

•	US Commercial & Retail

•	$2.2B High NIM Specialty Commercial Lender

•	7 retail branches with over $800MM of deposits

•	Doral’s Core business targeting over 1% ROAA
2.	A $1.6B Asset Recovery & Special Servicing Group

•	50% of Loans are Performing

•	$0.7B of Puerto Rico Residential Mortgages

•	TDRs and Late Stage Foreclosure

•	43% of loans are Performing

•	$0.8B of Puerto Rico Commercial Loans

•	CRE, Small Business and Construction & Land

•	57% of loans are Performing

•	$0.1MM of Mortgage & Commercial OREO

•	Tax benefits add $165MM to income and over $200MM to capital in 2012

•	Asset substitution and liability increased NIM by 30bps over the past year (2.97% in Q4)

•	Added $176MM of provisions in 2012 and increased loan and NPL coverage ratios

•	Leverage ratio now stands at 9.4% and continues to be in excess of regulatory requirements

•	Split company into two operating divisions: Doral and Doral Recovery

Investor Relations:

Christopher Poulton

212 / 329-3794

christopher.poulton@doralfinancial.com

Conference Call:

10.00 AM EDT March 14, 2013

(800) 553-5275 or (612) 332-0725

Conference Call Replay:

March 14, 2013 – April 13, 2013

(800) 475-6701 or (320) 365-3844

Replay Code: 284716

($ mm)	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11
Income Statement
Net Interest Income	$56.8	$56.2	$54.8	$52.7	$50.0
Provision for Credit Losses	21.3	34.4	5.2	115.2	9.9

NII After Provisions	35.5	21.8	49.6	(62.5)	40.1
Non-Interest Income	29.7	20.0	20.4	15.8	24.5
Non-Interest Expense	87.1	73.8	70.8	63.3	61.4

Pre-Tax Income	(21.9)	(32.0)	(0.8)	(110.0)	3.1
Taxes	(50.2)	0.5	0.8	(112.6)	(8.6)

Net Income	$28.3	$(32.5)	$(1.6)	$2.6	$11.7

Pre-Tax Pre-Provision Income	(0.6)	2.4	4.4	5.2	13.0

Balance Sheet
Total Gross Loans (incl. HFS)	$6,613	$6,611	$6,487	$6,355	$6,241
Loan Loss Reserves	135	146	153	167	103
Total Deposits	4,628	4,614	4,538	4,560	4,411
Total Assets	8,478	8,371	8,345	8,093	7,981

Profitability Metrics
Net Interest Margin	2.97%	2.95%	2.91%	2.83%	2.67%

Capital & Credit Ratios
NPL / Loans[1]	12.2%	11.5%	11.4%	12.1%	9.7%
Leverage Ratio	9.39%	9.32%	9.92%	10.19%	9.13%

1	Excludes Loans Held for Sale and Residential loans guaranteed by FHA / VA; NPL definition adjusted in Q1 2012